                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 10, 2002



                            W HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


             PUERTO RICO                             000-27377                      66-0573197
------------------------------------         -----------------------          ----------------------
    (State or other jurisdiction                    (Commission                    (IRS Employer
          of incorporation)                        File Number)                 Identification No.)




              19 WEST MCKINLEY STREET, MAYAGUEZ, PUERTO RICO 00680
      --------------------------------------------------------------------
                    (Address of principal executive offices)



             Registrant's telephone number, including area code: (787) 834-8000
                                                                 ---------------



                                 NOT APPLICABLE
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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               ITEM 5.  OTHER INFORMATION.

          On July 10, 2002, W Holding Company, Inc. (the "Company") issued a press release announcing the results of operations for the second quarter of 2002. That press release is filed as Exhibit 99.1 to this report.

          Also on July 10, the Company issued a press release announcing the opening of 17 new branches in Puerto Rico. That press release is filed as
Exhibit 99.2 to this report.


               ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.



          Exhibit No           Description
          ----------           -----------
          99.1                Press release dated July 10, 2002

          99.2                Press release dated July 10, 2002

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             W HOLDING COMPANY, INC.
                             -------------------------
                             (Registrant)


                               /s/  FREDDY MALDONADO
                             --------------------------------
                             Freddy Maldonado
                             Chief Financial Officer




Date: July 11, 2002

                                  Exhibit Index

       Exhibit No             Description
       ----------             -----------
          99.1                Press release dated July 10, 2002

          99.2                Press release dated July 10, 2002